Debt - credit facility	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt - credit facility	Debt-credit facilityWe maintain a €50.0 million uncommitted credit facility with an interest rate of LIBOR, floored at zero, plus 1% per annum, which is guaranteed by Expedia Group, that may be terminated at any time by the lender. As of December 31, 2020, we had no borrowings outstanding on the consolidated balance sheet. Refer to Note 19 - Subsequent events for details of an event subsequent to December 31, 2020 that impacts the uncommitted credit facility.